UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

Washington Banking Company
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-24503	91-1725825
(Commission File Number)	(IRS Employer Identification No.)

450 Bayshore Drive
Oak Harbor, WA 98277
(Address of principal executive offices) (Zip Code)

(360) 679-3121
(Registrant’s telephone number, including area code)

FORM 8-K

WASHINGTON BANKING COMPANY
Oak Harbor, Washington

July 30, 2004

Item 7. Financial Statements and Exhibits

(a)     Financial statements – not applicable

(b)     Pro forma financial information – not applicable

(c)     The following Exhibits are included with this Report:

          Exhibit 99.1 Press Release dated July 29, 2004

          Exhibit 99.2 Press Release dated July 29, 2004

Item 9. Regulation FD Disclosure

The following information is being furnished under Item 9 and Item 12 of this Report:

On July 29, 2004, Washington Banking Company announced by press release its earnings for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

On July 29, 2004, Washington Banking Company announced by press release a cash dividend. A copy of the press release is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Date: July 30, 2004	By:	/s/ Michal D. Cann

Michal D. Cann President and Chief Executive Officer